                                                                   EXHIBIT 23.4

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 6, 1999, with respect to the financial statements of AtMotion Inc. included in the joint proxy statement/prospectus of Phone.com Inc. that is made a part of the Registration Statement (Form S-4) and Prospectus of Phone.com.

                                                   /s/ Ernst & Young LLP

San Jose, California
August 28, 2000